UNCONDITIONAL AND IRREVOCABLE GUARANTY OF PAYMENT

DATE:          DECEMBER 1, 1999

PRINCIPAL:     HOME STAY LODGE I, LTD.

LENDER:        BANK OF PENSACOLA

GUARANTOR:     W. RAY BARNES

NOTE: THAT CERTAIN PROMISSORY NOTE DATED AS OF MAY 21, 1998 MADE BY PRINCIPAL IN FAVOR OF LENDER IN THE TOTAL PRINCIPAL AMOUNT OF $5,420,000.00 (THE "NOTE").

    In consideration of the sum of Ten Dollars ($10.00) cash in hand paid and other valuable considerations, as well as for the purpose of seeking to induce Lender to release existing guarantors of the Note from Principal, the undersigned (herein called the "undersigned" or "Guarantor") does hereby irrevocably guarantee to Lender and to Lender's endorsees, transferees, successors or assigns of either this Unconditional and Irrevocable Guaranty of Payment ("Guaranty") or any of the obligations secured hereunder, or both, the prompt payment of all amounts due under the Note given by Principal and payable to Lender, including any renewals, modifications or extensions thereof; and the prompt payment and performance of all sums and other obligations which may hereafter become due from Principal to Lender under the terms of any other instrument or document made on the date hereof between Lender and Principal with respect to the Note or the loan evidenced by the Note or any documents security the Note (including any modifications or amendments thereof, herein called the "Security Documents"). The undersigned does further agree that if the Note is not paid by Principal in accordance with its terms, or if all sums and other obligations which may hereafter become due from Principal to Lender under the Security Documents are not paid and performed by Principal in accordance with the respective terms of each, the undersigned will immediately make the payments required and perform the obligations of Principal thereunder.

    The undersigned agrees to pay all costs of collection and reasonable attorney's fees (including attorney's fees incurred in negotiations and trial and appellate proceedings) incurred by Lender in enforcing or attempting to enforce this Guaranty.

    The obligations covered by this Guaranty include all obligations of Principal under the Note and the Security Documents, either now existing or hereafter coming into existence, and any renewals, modifications, amendments or extensions, in whole or in part, together with all damages, losses, costs, interest charges, expenses, including attorney's fees and liabilities of every kind, nature and description, suffered or incurred by Lender arising in any manner out of, or in any way connected with or growing out of the Note or the Security Documents. This Guaranty shall cover all obligations to Lender purporting to be made on behalf of Principal by any officer or agent of Principal, without regard to the actual authority of such officer or agent.

    The undersigned hereby consents and agrees that Lender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by Lender or by any person, firm or


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corporation on Lender's behalf or for Lender's account securing any indebtedness or liability covered by this Guaranty, or substitute for any collateral so held, other collateral of like or of any kind, modify the terms of the Note or any of
the  Security  Documents,   without  notice  to  or  further  consent  from  the
undersigned, and such surrender, substitution or modification shall not in any way affect the liability of the undersigned hereunder.

    The undersigned hereby consents and agrees that Lender may at any time, either with or without consideration, release any endorser of the Note or any guarantor of the Note or any of the Security Documents, without notice to or further consent from the undersigned, and such release shall not in any way affect the liability of the undersigned hereunder. The undersigned agrees that no act or omission on the part of Lender shall in any way affect or impair this Guaranty. The undersigned further waives notice of the acceptance of this Guaranty, or of any default by Principal.

    At the option of Lender, this agreement may be treated as a guaranty or as a suretyship. In any event, Lender shall have the right to proceed against the undersigned without first proceeding against Principal or any property securing payment of the Note, or any of the Security Documents, or any other guarantor or endorser of the Note.

    The undersigned acknowledges receipt of good, valuable and sufficient consideration for his making of this Guaranty and subjects his property to this Guaranty and hereby expressly agrees that recourse may be had against such separate property for all his obligations hereunder.

    The undersigned  hereby waives and agrees not to assert or take advantage of
(a) any right to require Lender to proceed against Principal or any other person or to exhaust any security held by Lender or to pursue any other remedy in Lender's power before proceeding against the undersigned; (b) any defense arising by virtue of (i) the lack of authority, death or disability of any other party, or revocation hereof by any other party or (ii) the failure of Lender to file or enforce a claim of any kind; (c) notice of the existence, creation or incurring of any new or additional indebtedness, or obligation or any action or non-action on the part of Principal, Lender, any endorser, any guarantor under this or any other instrument, any creditor of Principal, or any other person whomsoever, in connection with any obligation or evidence of indebtedness held by Lender as collateral or in connection with any indebtedness or any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Lender, including without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the undersigned or the right of the undersigned to proceed against Principal for reimbursement, or both, and (e) any duty on the part of Lender to disclose to the undersigned any facts which Lender may now or hereafter know about Principal, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that, which the undersigned intends to assume or has reason to believe that such facts are unknown to the undersigned or has a reasonable opportunity to communicate such facts to the undersigned, it being understood and agreed that the undersigned is fully responsible for being, and keeping informed of the financial condition of Principal and of all circumstances bearing on the risk or nonpayment of all obligations hereby guaranteed.

    The undersigned hereby waives any right or claim of right to cause a marshalling of any of Principal's assets or the assets of any other party now or hereinafter held as security for the Note.

    In case of the death, incompetence, disability, dissolution, liquidation or insolvency of the Principal, or in case of any bankruptcy, reorganization, arrangement, adjustment, composition or other proceeding under any bankruptcy or

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insolvency  laws  instituted  by or  against  Principal  or  in  the  event  any receivership proceeding is instituted by or against Principal, the obligations covered by this Guaranty shall immediately become due and payable by the undersigned without notice to or further consent from the undersigned.

    The undersigned will not assert any right to which it may be or become entitled, whether by subrogation, contribution or otherwise, against the Principal or any of the other guarantors, or against any of their respective properties, by reason of the performance by the undersigned of his obligations under this agreement, except after payment in full of all amounts (including costs and expenses) which may be or become payable in respect of or under the Note and the Security Documents.

    The undersigned hereby subordinates any and all indebtedness of Principal now or hereafter owed to the undersigned, to all indebtedness of Principal to Lender and agrees with Lender that the undersigned shall not demand or accept any payment of principal or interest from Principal; shall not claim any offset or other reduction of the undersigned's obligations hereunder because of such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the Security Documents.

    The undersigned represents and warrants to Lender that the financial statements furnished to Lender are true and correct in all material aspects; have been prepared in accordance with generally accepted accounting practices; fairly present the financial condition of the subjects thereof as of the respective dates thereof; and no material adverse changes have occurred in the financial conditions reflected therein since the respective dates thereof. The undersigned further represents and warrants that the undersigned is not insolvent and will not be rendered insolvent by the execution and delivery of this Guaranty.

    THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY, WITH RESPECT TO ANY LITIGATION OR LEGAL PROCEEDINGS BASED ON, OR ARISING OUT OF THE NOTE, MORTGAGE, GUARANTY OR OTHER LOAN DOCUMENTS, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, VERBAL OR WRITTEN STATEMENTS, OR ACTIONS OR OMISSIONS OF ANY PARTY WHICH IN ANY WAY RELATES TO THE LOAN. THE PARTIES HERETO HAVE SPECIFICALLY DISCUSSED AND NEGOTIATED THIS WAIVER AND UNDERSTAND THE LEGAL CONSEQUENCES OF THIS PARAGRAPH.

    This Guaranty is irrevocable. This Guaranty and all obligations of the undersigned hereunder shall terminate and cease only at the time Lender receives payment in full of all sums payable to it by Principal under the Note and the Security Documents.

    The undersigned agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender or Lender's endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against the undersigned and its legal representatives, heirs, successors and/or assigns.

    This Guaranty shall be governed by the laws of the State of Florida and the undersigned hereby consents to the jurisdiction of the courts of such jurisdiction and to being sued therein. The venue of any action brought hereunder shall be, at the election of Lender, in Escambia County, Florida, and the undersigned hereby specifically submits to said venue and to the jurisdiction of the courts of such jurisdiction, expressly waiving the right to seek jurisdiction or venue in any other county or state.


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

    Notwithstanding anything to the contrary contained in this Guaranty or in the Note or the Security Documents, it is the intent of the parties that any interest for which the undersigned is obligated hereunder shall not exceed the maximum amount of interest permitted to be enforced against the undersigned under the governing law specified above.

    This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original. Each counterpart shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually and as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the other guarantors to execute any counterparts of this Guaranty.

    IN WITNESS WHEREOF, the undersigned has executed and delivered this instrument under seal effective as of the date first above written.


                                        EFFICIENCY LODGE, INC.
Witnesses

/s/ Stephen B. Shell                    By:  /s/ W. Ray Barnes
                                               W. Ray Barnes, President

/s/ Pamela J. Henry

STATE OF FLORIDA

COUNTY OF ESCAMBIA

    The  foregoing  instrument  was  acknowledged  before  me this  1st   day of
December, 1999, by W. Ray Barnes, who is personally known to me or who produced a Georgia drivers license.


                                         /s/ Stephen B. Shell
                                        Stephen B. Shell
                                        NOTARY PUBLIC-STATE OF FLORIDA
                                        My Commission Expires:  1/27/01